UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2017

Strayer Education, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

0-21039	52-1975978
(Commission File Number)	(I.R.S. Employer Identification No.)

2303 Dulles Station Boulevard

Herndon, VA 20171

(Address of Principal Executive Offices) (Zip Code)

(703) 561-1600

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01.          Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On October 29, 2017, Strayer Education, Inc., a Maryland corporation (the “Company”), Sarg Sub Inc., a Minnesota corporation and a direct, wholly owned subsidiary of the Company (“Merger Sub”), and Capella Education Company, a Minnesota corporation (“Capella”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, and subject to the satisfaction or waiver of the conditions specified therein, Merger Sub will be merged with and into Capella (the “Merger”), with Capella surviving as a direct, wholly owned subsidiary of the Company.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of Capella (“Capella Common Stock”) issued and outstanding immediately prior to the Effective Time (other than the shares that are owned by Capella, the Company, Merger Sub or any wholly owned subsidiary of Capella, the Company or Merger Sub) will be converted into the right to receive 0.875 (the “Exchange Ratio”) of a newly issued share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) (“Merger Consideration”). No fractional shares of Company Common Stock will be issued in the Merger, and Capella shareholders will receive cash in lieu of fractional shares as part of the Merger Consideration, as specified in the Merger Agreement.

Also at the Effective Time, outstanding options to purchase shares of Capella Common Stock, Capella restricted stock units and Capella performance stock units granted to and held by current or former Capella employees, directors or consultants will be (i) assumed by the Company and converted into a comparable Company incentive award on the same terms and conditions, (ii) in the case of an option held by Capella non-employee director who will not be a member of the board of directors of the Company immediately following the Effective Time, cancelled in exchange for the amount of Merger Consideration the grantee would have been entitled to receive if the option had been exercised for shares of Capella Common Stock immediately prior to the Effective Time, or (iii) in the case of an option held by a former Cardinal employee, director or consultant, cancelled in exchange for a specified cash payment, in each case as specified in the Merger Agreement. Unvested Capella restricted stock units held by Capella non-employee directors shall vest in full immediately prior to the Effective Time.

The respective boards of directors of the Company and Capella have unanimously approved the Merger Agreement, and the board of directors of Capella has agreed to recommend that Capella’s shareholders adopt the Merger Agreement. In addition, the board of directors of the Company (the “Company Board”) has agreed to recommend that the Company’s stockholders approve the issuance of shares of Company Common Stock in the Merger and the amendment to the Company certificate of incorporation to, among other things (i) change the Company’s name to “Strategic Education, Inc.” and (ii) increase the number of shares of Company Common Stock that the Company is authorized to issue to 32,000,000 shares to, among other things, allow for the payment of the Merger Consideration.

The Merger Agreement provides that, upon the closing of the Merger, the Company Board will be comprised of twelve members, consisting of (a) nine directors designated by the Company and (b) J. Kevin Gilligan, Chief Executive Officer of Capella, and two additional designees who are currently members of the board of Capella and are recommended by the chief executive officer of Capella.

The Merger Agreement provides that Robert Silberman, the current Executive Chairman of the Company Board, will continue as the Executive Chairman of the Company Board and that at the Effective Time Mr. Gilligan will be appointed to act as the Vice Chairman of the Company Board. Karl McDonnell, the current President and Chief Executive Officer of the Company, and Daniel W. Jackson, the current Executive Vice President and Chief Financial Officer of the Company, will continue in their respective positions following the Effective Time.

The consummation of the Merger is subject to customary closing conditions, including (i) the approval of Company stockholders and Capella shareholders, (ii) the absence of any order or other injunction issued by any governmental entity or educational agency or other legal restraint or prohibition preventing the consummation of the Merger, (iii) the shares of Company Common Stock to be issued in the Merger being approved for listing on the NASDAQ Global Select Market, (iv) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976,

(v) the receipt of certain regulatory approvals from educational agencies, (vi) subject to certain materiality exceptions, the accuracy of certain representations and warranties of the Company and of Capella contained in the Merger Agreement and the compliance by the parties with the covenants contained in the Merger Agreement, (vii) the receipt of certain opinions from legal counsel regarding the intended tax treatment of the Merger and (viii) the absence of a material adverse effect with respect to the Company or Capella. The parties expect the Merger will be completed in the third quarter of 2018.

Capella, the Company and Merger Sub each made certain representations, warranties and covenants in the Merger Agreement, including, among other things, covenants by Capella and the Company to conduct their businesses in the ordinary course during the period between the execution of the Merger Agreement and consummation of the Merger, to refrain from taking certain actions specified in the Merger Agreement and to use reasonable best efforts to cause the conditions of the Merger to be satisfied.

Neither the Company nor Capella is permitted to solicit, initiate or knowingly encourage or induce any alternative transaction proposals from third parties or to engage in discussions or negotiations with third parties regarding any alternative transaction proposals, subject to certain exceptions. Each party’s board of directors may change its recommendation to its stockholders in response to a superior proposal or an intervening event if the board of directors determines in good faith that the failure to take such action would be inconsistent with the exercise of the directors’ fiduciary duties under applicable law.

The Merger Agreement provides for certain termination rights for both Capella and the Company. Upon termination of the Merger Agreement under certain specified circumstances (including to accept a superior proposal), the Company may be required to pay Capella a termination fee of $25,000,000, and upon termination of the Merger Agreement under certain specified circumstances (including to accept a superior proposal), Capella may be required to pay the Company a termination fee of $25,000,000. In addition, if the Merger Agreement is terminated by either party as a result of Capella’s failure to obtain stockholder approval, or is terminated by the Company due to Capella’s breach of its representations and covenants and such breach would result in the closing conditions not being satisfied, then Capella may be required to reimburse transaction expenses up to $8,000,000. The Company may be required to reimburse transaction expenses up to $8,000,000 in reciprocal circumstances.

The Merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, so that none of the Company, Capella, Merger Sub or any of the Capella shareholders generally will recognize any gain or loss on the issuance or receipt of Company Common Stock in the Merger, except that Capella shareholders generally may recognize gain or loss with respect to cash received in lieu of fractional shares of Company Common Stock.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement has been attached as an exhibit to this report to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Capella or the Company or to modify or supplement any factual disclosures about the Company in its public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The Merger Agreement includes representations, warranties and covenants of the Company and Capella made solely for the purposes of the Merger Agreement and which may be subject to important qualifications and limitations agreed to by the Company and Capella in connection with the negotiated terms of the Merger Agreement. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to certain disclosures between the parties and a contractual standard of materiality different from those generally applicable to the Company’s or Capella’s SEC filings. In addition, the representations and warranties were made for purposes of allocating risk among the parties to the Merger Agreement and should not be relied upon as establishing factual matters.

Item 9.01.          Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of October 29, 2017, by and among the Company, Merger Sub and Capella*

*Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). Such statements may be identified by the use of words such as “expect,” “estimate,” “assume,” “believe,” “anticipate,” “will,” “forecast,” “outlook,” “plan,” “project,” or similar words and may include statements with respect to, among other things, the proposed merger of a wholly-owned subsidiary of the Company with and into Capella, including the expected timing of completion of the Merger; the anticipated benefits of the Merger, including estimated synergies; the combined company’s plans, objectives and expectations; future financial and operating results; and other statements that are not historical facts. The statements are based on the Company’s and Capella’s current expectations and are subject to a number of assumptions, uncertainties and risks. In connection with the safe-harbor provisions of the Reform Act, the Company and Capella have identified important factors that could cause the Company’s or Capella’s actual results to differ materially from those expressed in or implied by such statements. The assumptions, uncertainties and risks include:

•

the risk that the Merger may not be completed in a timely manner or at all due to the failure to obtain the approval of the Company’s or Capella’s stockholders or the failure to satisfy other conditions (including obtaining required regulatory and educational agency approvals) to completion of the Merger;

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement;
•	the outcome of any legal proceeding that may be instituted against the Company, Capella and others following the announcement of the Merger;
•	the amount of the costs, fees, expenses and charges related to the Merger;
•	the risk that the benefits of the Merger, including expected synergies, may not be fully realized or may take longer to realize than expected;
•	the risk that the Merger may not advance the combined company’s business strategy and growth strategy;
•	the risk that the combined company may experience difficulty integrating the Company’s and Capella’s employees or operations;
•	the potential diversion of the Company’s and Capella’s management’s attention resulting from the proposed Merger; and
•	other risks and uncertainties identified in the Company’s and Capella’s filings with the Securities and Exchange Commission.

Actual results may differ materially from those projected in the forward-looking statements. The Company undertakes no obligation to update or revise forward-looking statements.

Additional Information and Where to Find It

Investors and security holders are urged to carefully review and consider each of the Company’s and Capella’s public filings with the Securities and Exchange Commission (the “SEC”), including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. The documents filed by the Company with the SEC may be obtained free of charge at Company’s website at www.strayereducation.com, in the “Investor Relations” tab at the top of the page, or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from the Company by requesting them in writing to 2303 Dulles Station Boulevard, Herndon, VA 20171. The documents filed by Capella with the SEC may be obtained free of charge at Capella’s website at www.capellaeducation.com, in the “Investor Relations” tab at the top of the page, or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Capella by requesting them in writing to 225 South 6th Street, 9th Floor, Minneapolis, Minnesota 55402.

In connection with the proposed transaction, the Company intends to file a registration statement on Form S-4 with the SEC which will include a joint proxy statement of the Company and Capella and a prospectus of the Company, and each party will file other documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND CAPELLA ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS, WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. A definitive joint proxy statement/prospectus will be sent to the stockholders of each party seeking the required shareholder approval. Investors and security holders will be able to obtain the registration statement and the joint proxy statement/prospectus free of charge from the SEC’s website or from the Company or Capella as described above. The contents of the websites referenced above are not deemed to be incorporated by reference into the registration statement or the joint proxy statement/prospectus.

Certain Information Regarding Participants

The Company, Capella and their respective directors and executive officers may be deemed participants in the solicitation of proxies in connection with the proposed transaction. You can find information about the Company’s directors and executive officers in its definitive proxy statement for the 2017 Annual Meeting of Stockholders, which was filed with the SEC on March 16, 2017, and in other documents filed with the SEC by the Company and its directors and executive officers. You can find information about Capella’s directors and executive officers in its definitive proxy statement for the 2017 Annual Meeting of Stockholders, which was filed with the SEC on March 23, 2017, and in other documents filed with the SEC by Capella and its directors and executive officers. Additional information regarding the interests of these directors and executive officers in the proposed transaction will be included in the registration statement, joint proxy statement/prospectus or other documents filed with the SEC, if any, when they become available. You may obtain these documents (when they become available) free of charge at the SEC’s web site at www.sec.gov and from the Company or Capella as described above.

No Offer or Solicitations

This document shall not constitute an offer to sell or buy or the solicitation of an offer to buy or sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of October 29, 2017, by and among the Company, Merger Sub and Capella*

*Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2017	Strayer Education, Inc.

	By:	/S/ Daniel W. Jackson
Daniel W. Jackson
Executive Vice President and Chief Financial Officer